Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Peoples Financial Services Corp. (the "Company") for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, Debra E. Dissinger, Executive Vice President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.  To my knowledge, the information contained in the Report fairly represents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by the Report.

By/s/    Debra E. Dissinger
              Executive Vice President/Principal Financial Officer

Date:     November 9, 2007